UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 13, 2011

(Date of earliest event reported)

CANANDAIGUA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	2-94863	16-1234823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

72 South Main Street Canandaigua, New York	14424
(Address of principal executive offices)	(Zip Code)

(585) 394-4260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

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Item 5.07

Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Canandaigua National Corporation (the “Corporation”) held on Wednesday, April 13, 2011, the Corporation’s shareholders voted on six proposals and cast their votes as described below.  The proposals are described in detail in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 28, 2011 (the “Proxy Statement”).

Proposal 1:  Election of Richard C. Fox, Daniel P. Fuller, and Stephen D. Hamlin as Class 2 Directors

Director nominees Richard C. Fox, Daniel P. Fuller, and Stephen D. Hamlin were elected as Class 2 Directors of the Corporation for a term of three years and until their successors have been elected and qualified as follows:

Nominee	Votes Cast For	Votes Withheld	Abstentions	Broker Non-votes
Richard C. Fox	322,315	5,473	0	24,159
Daniel P. Fuller	323,159	4,629	0	24,159
Stephen D. Hamlin	319,076	8,712	0	24,159

Proposal 2:  Approval of an amendment to the Corporation’s Certificate of Incorporation

The Corporation’s shareholders approved an amendment to Paragraph Four of the Corporation’s Certificate of Incorporation to (a) increase the total number of authorized shares to 8,000,000 shares; (b) increase the authorized number of shares of common stock to 4,000,000 shares; and (c) authorize a class of 4,000,000 shares of preferred stock as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
302,379	22,436	2,973	24,159

Proposal 3:  Approval of the amendment and restatement of the Corporation’s By-laws

The Corporation’s shareholders approved the amendment and restatement of the Corporation’s By-laws as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
334,418	13,915	3,614	0

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Proposal 4:  Approval of the Corporation’s 2011 Omnibus Incentive Plan

The Corporation’s shareholders approved the Corporation’s 2011 Omnibus Incentive Plan as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
317,789	6,195	3,804	24,159

Proposal 5:  Advisory resolution on executive compensation

The Corporation’s shareholders approved, in and advisory and non-binding vote, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement as follows:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-votes
315,571	6,684	5,533	24,159

Proposal 6:  Advisory vote on the frequency of future advisory votes on executive compensation

Based on the total votes cast on this proposal, the Corporation’s shareholders recommended, in an advisory and non-binding vote, that a non-binding shareholder vote to approve the compensation of the Corporation’s named executive officers, or a “say-on-pay” vote, should occur every two years.  The Corporation’s shareholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-votes
44,439	273,649	4,650	5,050	0

Based on these results, the Board of Directors of the Corporation has determined that the Corporation will hold future advisory shareholder votes on the compensation of the Corporation’s named executive officers every two years.  Accordingly, the next shareholder advisory vote on the compensation of the Corporation’s named executive officers will be held at the Corporation’s 2013 Annual Meeting of Shareholders.  The next required shareholder advisory vote regarding the frequency of future advisory votes on executive compensation will be held in six years at the Company’s 2017 Annual Meeting of Shareholders.

No other matters were voted upon at the meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION

Dated:   April 15, 2011

By: /s/ Lawrence A. Heilbronner

Lawrence A. Heilbronner

Executive Vice President and Chief Financial Officer

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